Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT


        THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of March 17, 1998 by and between PS BUSINESS PARKS, INC., a California corporation (the "Company"), and ACQUIPORT TWO CORPORATION, a Delaware corporation (the "Holder").

                                    RECITALS

        A. The Holder is currently the owner of 5,289,765 shares of common stock in the Company (the "Holder's Shares"). Pursuant to certain documents executed in connection with Holder's acquisition of Holder's Shares, Holder obtained certain rights to acquire additional securities of the Company. Any such additional securities of the Company acquired by Holder pursuant to such rights are sometimes referred to herein as the "Additional Securities".

        B. Company and Holder wish to provide in this Agreement for the rights, duties and obligations of the parties with respect to the registration of the Holder's Shares, any Additional Securities issued to the Holder and any securities of the Company that may be issued or distributed with respect to, in exchange or substitution for, or upon conversion of such Holder's Shares or Additional Securities, or on account of such Holder's Shares or Additional Securities as a result of any stock dividend, stock split, reverse split or other distribution, merger, combination, consolidation, recapitalization or reclassification or otherwise (collectively, "Registrable Shares").


                                    AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Shelf Registration Statements.

        Not later than the first anniversary of the date of this Agreement (or forty-five (45) days prior to the first anniversary of the date of this Agreement if the Company is then eligible to file Form S-3 or a successor form), the Company shall cause to be filed with the Securities and Exchange Commission (the "SEC") a registration statement, including a prospectus and related materials (the "Shelf Registration Statement"), in compliance with applicable SEC rules pursuant to which all Registrable Shares are registered under the Securities Act of 1933, as amended (the "Securities Act") for offerings to be made on a continuous, periodic or delayed basis, and, to the extent Holder is deemed to be an "affiliate" of the Company, pursuant to which resales of such Registrable Shares may be made. The Company shall use reasonable efforts to cause the Shelf Registration Statement to be declared effective by the SEC by the first anniversary of the date of this Agreement, and shall use reasonable efforts to keep the Shelf Registration Statement effective, including, without limitation, the preparation and filing of any amendments and supplements necessary for that purpose.

        2. Back-up Registration Rights.

        If, despite the reasonable efforts of the Company, the Shelf Registration Statement, any "Additional Registration Statement" (as hereinafter defined), or any "New Registration Statement" (as hereinafter defined) ceases to be effective for any reason, then the Company will cause to be filed with the SEC as soon as reasonably practicable thereafter a new registration statement, prospectus and related materials (a "New Registration Statement") that complies with applicable SEC rules providing for the registration and, to the extent Holder is deemed to be an "affiliate" of the Company, resale, by the Holder of the Registrable Shares or Additional Securities, as applicable, on a continuous, periodic or delayed basis. The Company shall use reasonable efforts to cause each New Registration Statement to be declared effective by the SEC as soon as practicable, and shall use reasonable efforts to keep each New Registration Statement effective, including, without limitation, the preparation and filing of any amendments and supplements necessary for that purpose.

        3. Additional Registration Rights.

        If Additional Securities are issued to the Holder, then the Company will cause to be filed with the SEC, as soon as practicable after each issuance of such Additional Securities, a registration statement, prospectus and related materials (an "Additional Registration Statement") that complies with applicable SEC rules pursuant to which the Additional Securities will be registered under the Securities Act for offerings to be made on a continuous, periodic or delayed basis and, to the extent Holder is deemed to be an affiliate of the Company, resales of such Additional Securities may be made. The Company shall use reasonable efforts to cause each such Additional Registration Statement to be declared effective by the SEC as soon as practicable, and shall use reasonable efforts to keep each Additional Registration Statement effective, including, without limitation, the preparation and filing of any amendments and supplements necessary for that purpose. The foregoing to the contrary notwithstanding, the Company shall not be required to file any Additional Registration Statement before the first anniversary of the date of this Agreement (or forty-five (45) days prior to the first anniversary of the date of this Agreement if the Company is then eligible to file Form S-3 or a successor form), or cause any Additional Registration Statement to be declared effective prior to the first anniversary of the date of this Agreement.

        4. Certain Registration Procedures.

        The following additional registration procedures shall apply with respect to any Registration Statement required to be filed pursuant to Sections 1, 2 or 3 above. (As used in this Agreement, "Registration Statement" and "Prospectus" refer to the Shelf Registration Statement and related prospectus, any New Registration Statement and related prospectus [including any preliminary prospectus] and any Additional Registration Statement and related prospectus, including in each case any documents incorporated therein by reference.)

            4.1 Suspension of Offering.

            (a) The Company shall be entitled, from time to time, to require the Holder not to sell under a Registration Statement if the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or circumstances have arisen, which negotiation, consummation or circumstances would require additional disclosure by the Company in such Registration Statement of material information which the Company has a bona fide business purpose for keeping confidential and the nondisclosure of which in the Registration Statement might cause the Registration Statement to fail to comply with applicable disclosure requirements; provided, however, that the Company may not prohibit sales for such reason more than twice in any twelve (12) month period, for more than thirty (30) days in one instance, or more than sixty (60) days in the other instance, at any one time.

            (b) Subject to the limitations as to frequency and duration set forth in Section 4.1(a), upon receipt of any notice from the Company of the happening of any event which is of a type specified in Section 4.1(a), the Holder agrees that it will immediately discontinue offers and sales of securities under the Registration Statement until the Holder receives copies of a supplemented or amended Registration Statement which addresses the disclosure issues referred to above, after which the Holder shall be free to resume offering and selling activities. The Company agrees to promptly prepare any such supplemented or amended Registration Statement and to use reasonable efforts to cause such supplemented or amended Registration Statement to be declared effective by the SEC as soon as practicable. If so directed by the Company, the Holder will deliver to the Company all copies of any Prospectus in its possession at the time of receipt of such notice.

            4.2 Obligations of the Company with Respect to Registration Statements. In connection with a Registration Statement and the securities to be sold thereunder (the "Covered Securities"), the Company agrees to:

                (a) furnish to the Holder such number of copies of the Registration Statement, each amendment, post-effective amendment and supplement thereto, the Prospectus included in the Registration Statement (including each preliminary Prospectus) in compliance with the requirements of the Securities Act, and such other documents as the Holder may reasonably request in order to facilitate the disposition of the Covered Securities owned by the Holder; the Company consents to the use of the Prospectus for the Registration Statement, including each preliminary Prospectus, by the Holder in connection with the offering and sale of Covered Securities;

                (b) use reasonable efforts to register or qualify such Covered Securities under such other securities or blue sky laws of such jurisdictions as the Holder reasonably requests, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the Covered Securities, provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any jurisdiction where it would not otherwise be subject to taxation but for this subparagraph, or (iii) consent to general service of process in any such jurisdiction where it would not otherwise be subject to service of process but for this subparagraph (except as may be required by the Securities Act);

                (c) cause all such Covered Securities to be listed and qualified for trading on each securities exchange on which similar securities issued by the Company are then listed and qualified for trading;

                (d) provide a transfer agent and registrar for all such Covered Securities not later than the effective date of the Registration Statement applicable thereto, and thereafter maintain such a transfer agent and registrar; and otherwise cooperate with the sellers to facilitate the timely preparation and delivery of certificates representing Covered Securities to be sold and not bearing any Securities Act legends;

                (e) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company's first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                (f) promptly notify the holder in writing of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement, or any part thereof, or of any order suspending or preventing the use of any related Prospectus or the initiation of any proceedings for that purpose, or if the Company receives any notification with respect to the suspension of the qualification of any Registrable Securities for offer or sale in any jurisdiction or the initiation of any proceedings for that purpose;

                (g) in the event of the issuance of any stop order suspending the effectiveness of any Registration Statement, or any part thereof, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Securities for sale in any jurisdiction, the Company will use its best efforts to promptly obtain the withdrawal of such order;

                (h) use reasonable efforts to cause the Covered Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holder to consummate the disposition of such Covered Securities;

                (i) promptly notify the Holder, at any time when a Prospectus relating to Covered Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in the applicable Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the Prospectus and any preliminary Prospectus, in light of the circumstances under which they were made) not misleading when such Prospectus was delivered; the Company will, as soon as practicable, prepare and furnish to the Holder a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Covered Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                (j) prepare and file with the SEC such amendments and supplements to each Registration Statement and the Prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of securities covered by such Registration Statement; and

                (k) to the extent permitted by the professional standards governing the accounting profession at the time, obtain cold comfort letters and updates thereof from the independent public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are requested to be, included in the Registration Statement) addressed to the Holder in customary form and covering such matters of the type customarily covered by cold comfort letters.

            4.3 Obligations of Holder with Respect to Registration Statements. The Holder agrees to provide promptly following any written request therefor, any information reasonably requested by the Company in connection with the preparation of and for inclusion in the Registration Statement (including, without limitation, if applicable, information regarding the proposed distribution by the Holder of the Covered Securities).

            4.4 Review of Registration Statements. No Registration Statement, Prospectus or related materials, and no supplement or amendment to any Registration Statement, Prospectus or related materials shall be filed unless and until all of the following conditions have been satisfied; provided, however, that, by implementing the following conditions, the Holder shall not be deemed to have made any representation or warranty of any kind or nature whatsoever with respect to any matter set forth, contained or addressed in such Registration Statement, Prospectus or related materials, including but not limited to the accuracy, adequacy or completeness thereof:

                (a) A complete and accurate copy of each Registration Statement, Prospectus and all related material, and of each proposed supplement or amendment to any Registration Statement, Prospectus or related materials (all individually and collectively referred to herein as "Filing Material") shall be provided to each person or entity designated herein to receive the original or copies of notices directed to Holder (each a "Notice Party") sufficiently in advance of that proposed Filing Material being filed with the SEC or any other federal or state agency having jurisdiction over securities offerings (a "Filing") so as to allow the Notice Parties a reasonable opportunity to review and comment on such proposed Filing Material prior to Filing.

                (b) Promptly upon receipt of any comments or requested revisions to any Filing Material from the SEC or any other federal or state agency (collectively "Agency Comments"), the Company shall provide a complete and accurate copy of the Agency Comments to each Notice Party.

                (c) Promptly upon making any addition, deletion or revision to any Filing Material not previously provided to all Notice Parties, including but not limited to any addition, deletion or revision in response to Agency Comments, the Company shall provide each Notice Party with a complete and accurate copy of the revised Filing Material, with the changes highlighted therein, sufficiently in advance of Filing any such addition, deletion or revision so as to allow the Notice Parties a reasonable opportunity to review and comment thereon prior to Filing.

                (d) Prior to each Filing the Company shall certify to Holder in writing that the Company, both through the devotion of the necessary time and attention of capable Company personnel and Company resources, and through the engagement of and collaboration with qualified legal, accounting, underwriting, appraisal, environmental and other experts, exercised good faith and due care in the preparation of the Filing Materials, both as to form and content.

        5. Underwritten Offerings.

            5.1 Demand by Holder. On or after one (1) year after the date of this Agreement, the Company shall, at the Holder's written request, assist in an underwritten offering of Registrable Shares by the Holder; provided, however, that the Company shall not be obligated to comply with any such request with respect to an offering of Registrable Shares with a gross retail value of less than $50,000,000 unless, pursuant to Section 5.5(a), Holder was prevented from including in an underwritten offering the entire number of Registrable Shares initially requested by Holder to be included in such offering, in which case the limitation set forth in this proviso shall be decreased to the lesser of $50,000,000 or the gross retail value of the Registrable Shares Holder was prevented from including in such offering. In connection with any such underwritten offering, the Company agrees to:

                (a) enter into such customary agreements (including underwriting agreements in customary form) and take all such actions as the Holder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of Covered Securities, including without limitation:

                    (i) making such representation and warranties to the underwriters in form, substance and scope reasonably satisfactory to the managing underwriter, as are customarily made by issuers to underwriters in primary underwritten offerings;

                    (ii) obtaining opinions and updates thereof of counsel which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the managing underwriter;

                    (iii) causing the underwriting agreement to set forth in full the indemnification provisions and procedures of Section 7 (or such other substantially similar provisions and procedures as the managing underwriter shall reasonably request) with respect to all parties to be indemnified pursuant to said Section; and

                    (iv) delivering such documents and certificates as may be reasonably requested by the Holder to evidence compliance with the provisions of this Section 5.1 and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

                (b) upon receipt by the Company of reasonable confidentiality agreements, make available for inspection by any underwriter participating in any disposition pursuant to a Registration Statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to be available on a reasonable basis and cooperate with such parties' "due diligence" and to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such Registration Statement;

                (c) make available appropriate management personnel of the Company for participation in the preparation and drafting of Registration Statements, for "due diligence" meetings, for "road shows", and for other meetings and conference calls with investment bankers and their prospective investors;

                (d) provide written materials customarily made available to underwriters in underwritten offerings; and

                (e) to the extent permitted by the professional standards governing the accounting profession at the time, obtain cold comfort letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are requested to be, included in any Registration Statement), addressed to the underwriter(s) and Holder, such letters to be in customary form and covering matters of the type customarily covered in cold comfort letters in connection with underwritten offerings.

            5.2 Selection of Underwriters by Holder. In the case of an underwritten offering requested by Holder pursuant to Section 5.1, the Holder shall have the right to approve the investment banker(s), and/or manager(s), selected by the Company to administer the offering, including the brokerage and/or selling commissions to be charged, which approval shall not be unreasonably withheld or delayed. Attached hereto as Exhibit A is a list of investment bankers and managers which shall be deemed approved by the Holder.

            5.3 Limitations on Demands. The Company shall not be obligated to assist with an underwritten offering requested by Holder pursuant to Section 5.1 more than once in any twelve (12) month period, or more than twice in total; provided, however, that any underwritten offering in which Holder is prevented by Section 5.5(a) from including in such offering the entire number of Registrable Shares initially requested by Holder to be included in such offering shall not be counted for purposes of this Section 5.3.

            5.4 Holder Participation in Company Offering. If the Company proposes to execute or participate in an underwritten offering of any of the Company's stock or other securities, whether upon the Company's own initiative or at the request or demand of any other person, the Company shall promptly give Holder written notice of such proposed offering. Upon the written request of Holder delivered to the Company within twenty (20) days from the date of the Holder's receipt of the Company's notice, the Company shall, subject to the provisions of Section 5.5, cause to be included in such underwritten offering all or any portion of Holder's Registrable Shares that are identified in Holder's written request.

            5.5 Underwriting Requirements.

                (a) In connection with any underwritten offering pursuant to
Section 5.1, the Company shall not be entitled to include in such underwriting any securities not held by Holder; except that the Company shall be entitled to include (i) some or all of the securities held by one or more of ABKB/LaSalle Securities Limited Partnership, Cohen & Steers Capital Management, Inc., Morgan Stanley Asset Management, Fidelity Management and Research, Stanford University, State of Michigan Retirement Systems (collectively, the "Equity Investors") pursuant to that certain Term Sheet with AOPP dated December 3, 1997 attached hereto (the "Term Sheet") and (ii) some or all of the securities held by the parties listed on Exhibit B as a result of their contribution of assets to AOPP (the "Sellers"), if such Equity Investors and/or Sellers accept the terms of the underwriting agreement with the underwriters selected pursuant to Section 5.2, and then only to the extent such securities are securities of the Company or securities convertible into or exchangeable or exercisable for securities of the Company and such securities were issued pursuant to the Term Sheet. If the total amount of securities, including the Holder's Registrable Shares and such securities of the Equity Investors and/or Sellers, to be included in such offering exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be entitled to include in the offering only that number of securities of Holder, the Equity Investors and/or Sellers which the underwriters determine in their sole discretion will not jeopardize the success of the offering, with the securities so included to be apportioned pro rata among the Holder, the Equity Investors and the Sellers in proportion to the total amount of securities initially requested by each of them to be included in such offering.

                (b) In connection with any underwritten offering pursuant to
Section 5.4, the Company shall not be required to include any of the Holders' Registrable Shares in such underwriting unless Holder accepts the terms of the underwriting agreement between the Company and the underwriters selected by the Company. If the total amount of securities, including the Holder's Registrable Shares, to be included in such offering exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including the Holder's Registrable Shares, which the underwriters determine in their sole discretion will not jeopardize the success of the offering, with the securities so included to be apportioned pro rata among the Company, the Holder and all other selling stockholders in proportion to the total amount of securities initially requested by each of them to be included in such offering.

        6. Term of Agreement.

            (a) The Company shall be relieved of its duties under Sections 1, 2, and 3 of this Agreement upon the earlier to occur of (a) the date on which the Holder no longer holds any Registrable Shares or any rights to acquire Registrable Shares, pursuant to any preemptive rights, rights of first refusal, rights of first offer or otherwise; and (b) the date on which all of the following conditions are satisfied: (i) Holder's "fully diluted" (as hereinafter defined) ownership interest in the Company and all other entities in which the Company owns any direct or indirect interest is less than five percent (5%);
(ii) Holder no longer has the right under that certain Agreement Among Shareholders and Company to require PSA to vote for the director designated by Acquiport Two Corporation; and (iii) the Company delivers to Holder its certificate, and counsel to the Company reasonably acceptable to Holder issues to Holder an unqualified, unconditional legal opinion, that (A) Holder is not and has not been an "affiliate" (as defined in Rule 144 under the Securities
Act) of the Company for the preceding three (3) months; (B) at least two (2) years has elapsed since the date the Holder's Registrable Securities were acquired by Holder from the Company (applying the rules of paragraph (d) of said Rule 144); and (C) the Holder's Registrable Shares may then be freely sold, resold, traded, offered or distributed, whether under Rule 144(k) under the Securities Act or otherwise, to the same extent as would be permitted had the Registration Statement and Prospectus remained on file and in full force and effect. As used herein, "fully diluted" shall mean, with respect to Holder's ownership interest in the Company, and all other entities in which the Company owns any direct or indirect interest, a fraction, expressed as a percentage if so indicated, the numerator of which is the number of shares of common stock in the Company which Holder would hold if all securities convertible into or exercisable or exchangeable for common stock in the Company held by Holder were converted into or exercised or exchanged for common stock in the Company, and the denominator of which is the total number of shares of common stock in the Company which would be outstanding if all securities convertible into or exercisable or exchangeable for common stock in the Company were converted into or exercised or exchanged for common stock in the Company.

            (b) The Company shall be relieved of its duties under Section 5.4 of this Agreement when the gross retail value of Registrable Shares held by Holder is less than Twenty Five Million Dollars ($25,000,000).

        7. Indemnification; Contribution.

            7.1 Indemnification by the Company. The Company agrees to indemnify, defend and hold harmless the Holder (and each nominee or assignee of the Holder permitted pursuant to Section 8.5) and each person, if any, who controls the Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as follows:

                (a) against any and all loss, liability, claim, damage and expense whatsoever (including fees and disbursements of counsel), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which securities held by the Holder were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (collectively a "Material Misstatement"):

                (b) against any and all loss, liability, claim, damage and expense whatsoever (including fees and disbursements of counsel) to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever arising out of or based upon any Material Misstatements or alleged Material Misstatement, if such settlement is effected with the written consent of the Company; and

                (c) against any and all loss, liability, claim, damage and expense whatsoever (including fees and disbursements of counsel), incurred in investigating, preparing or defending against any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or of any claim whatsoever arising out of or based upon any Material Misstatement or alleged Material Misstatement, to the extent that any such loss, liability, claim, damage or expense is not paid under subparagraph (a) or (b) above;

provided, however, that the indemnity provided pursuant to this Section 7.1 shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

            7.2 Indemnification by Holder. Holder agrees to indemnify, defend and hold harmless the Company, and each of its directors and officers, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the indemnity contained in Section 7.1 hereof (except that any settlement described in Section 7.1(b) shall be effected with the written consent of the Holder), but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or omission, or alleged untrue statement or omission, of a material fact made in reliance upon and in conformity with written information furnished to the Company by the Holder expressly for use in any Registration Statement (or any amendment or supplement thereto) or the Prospectus (or any amendment or supplement thereto) pursuant to which securities held by the Holder (or permitted assignees) were registered under the Securities Act. In no event shall the liability of Holder hereunder be greater in amount than the gross dollar amount of the proceeds received by Holder upon the sale of the Registrable Shares giving rise to such indemnification obligation.

            7.3 Conduct of Indemnification Proceedings. The indemnified party under any indemnity contained in this Agreement shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (a) shall not relieve it from any liability which it may have under the indemnity agreements provided in this Agreement, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses, and (b) shall not, in any event, relieve the indemnifying party from any obligations to the indemnified party other than the indemnification obligations provided under this Agreement. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that the indemnifying party will not settle any such action or proceeding without the written consent of the indemnified party unless, as a condition to such settlement, the indemnifying party secures the unconditional release of the indemnified party; and provided further, that if the defendants in any such action or proceeding include both the indemnified party and the indemnifying party and the indemnified party reasonably determines, upon advice of counsel, that a conflict of interest exists or that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, then the indemnified party shall be entitled to one separate counsel, the reasonable fees and expenses of which shall be paid by the indemnifying party. If the indemnifying party does not assume the defense of such action or proceeding, after having received the notice referred to in the first sentence of this Section 7.3, the indemnifying party will pay the reasonable fees and expenses of counsel (which shall be limited to a single law firm) for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this Section, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding except as set forth in the second proviso in the second sentence of this Section 7.3.

            7.4 Contribution.

                (a) In order to provide for just and equitable contribution in circumstances in which the indemnity agreements provided for in this Agreement are for any reason held to be unenforceable by the indemnified party in accordance with its terms, the Company and the Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Holder,
(a) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holder on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of but also the relative benefits to the Company on the one hand and the Holder on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified party shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified party in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

                (b) The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in subparagraph (a) above. Notwithstanding the provisions of this Section 7.4, the Holder shall not be required to contribute any amount in excess of the amount of the total proceeds to the Holder from sales of Covered Securities of the Holder under the Registration Statement.

                (c) Notwithstanding subparagraphs (a) and (b) above, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7.4, each person, if any, who controls the Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Holder, and each director of the Company, each officer of the Company who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

        8. Holdback Agreements.

            8.1 Holder Holdback Agreement. Holder shall not effect any sale or distribution of Registrable Shares or any securities convertible into or exchangeable or exercisable for Registrable Shares, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, if and to the extent required by the managing underwriter of an underwritten offering being undertaken by the Company; provided, however, that such restriction on public sales or distributions shall not apply (a) for a period exceeding the fourteen (14) days prior to, and the one hundred eighty (180) day period beginning on, the effective date of the registration statement filed in connection with such underwritten offering; (b) to any sale as a part of or in conjunction with such underwritten offering; or (c) unless all officers, directors and other persons with registration rights with respect to securities of the Company enter into or are restricted by similar holdback agreements.

            8.2 Company Holdback Agreement. Company shall not effect any sale or distribution of (other than in connection with Company employee, Company consultant or Company director stock options), or assist in an underwritten offering by any other person of, any securities of the Company or securities convertible into or exchangeable or exercisable for securities of the Company, if and to the extent required by the managing underwriter of an underwritten offering being undertaken pursuant to Section 5.1, above; provided, however, that such restriction on public sales or distributions shall not apply (a) for a period exceeding the fourteen (14) days prior to, and the one hundred eighty
(180) day period beginning on, the effective date of the registration statement filed in connection with such underwritten offering in; or (b) to any sale as a part of or in conjunction with an underwritten offering in compliance with
Section 5.5(a). The foregoing restrictions shall not apply to issuances by the Company of its securities upon the exercise of employee, consultant or director stock options to the extent permitted by the managing underwriter.

        9. Miscellaneous.

            9.1 Expenses. The Company shall pay all expenses incurred in connection with any Registration Statement, Prospectus and related materials with respect to all registrations made pursuant to Sections 1, 2 and 3, and any underwritten offering requested by Holder pursuant to Section 5.1 or undertaken by the Company pursuant to Section 5.4, and the performance by it of any and all of its other obligations under this Agreement, including (a) all stock exchange, SEC and state securities registration, listing and filing fees, (b) all expenses incurred in connection with the preparation, printing and distributing of Registration Statements and Prospectuses, (c) accounting fees, costs of appraisals, and the costs of environmental and other reports, (d) fees and disbursements of counsel for the Company, and (e) except as set forth in the following sentence, underwriting discounts, brokerage and selling commissions and transfer taxes. The Holder shall be responsible for the payment of any underwriting discounts, brokerage and selling commissions and transfer taxes relating to the sale or disposition of securities held by the Holder, and the fees and disbursements of the Holder's counsel. Notwithstanding the foregoing, in the event any attempt to file a registration statement with the SEC pursuant to Sections 1, 2 or 3 fails solely due to the fault or error of Holder, Holder will reimburse the Company for the Company's reasonable costs and expenses incurred in attempting to accomplish such registration.

            9.2 Authorization; No Conflicts. Each party to this Agreement represents and warrants to the other parties to this Agreement that the execution and deliver of this Agreement by such party and the performance by such party of its covenants and agreements under this Agreement have been, or at the time of such performance will have been, duly authorized by all necessary corporate action on the part of such party, and all required consents to the transactions contemplated hereby have been obtained by such party, or at the time of such performance will have been received by such party. The execution, delivery and performance by such party of this Agreement, the fulfillment of and compliance with the terms and provisions hereof, and the consummation by such party of the transactions contemplated hereby, do not and will not: (a) conflict with, or violate any provisions of, the Articles of Incorporation, Bylaws or other governing documents of such party; (b) conflict with, or violate any provision of, any statute, law, ordinance, regulation, rule, order, writ or injunction having applicability to such party or any of its assets; (c) result in a breach or acceleration of the maturity of any loan or credit agreement to which such party is a party or by which any of its assets may be affected; or
(d) conflict with, result in any breach of, or constitute a default under any agreement to which such party is a party or by which it or any of its assets are bound.

            9.3 Integration; Amendment. This Agreement, together with its exhibits and the other agreements referred to herein, constitutes the entire agreement among the parties hereto with respect to the matters relating to registration rights set forth herein and supersedes and renders of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters relating to registration rights set forth herein. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by each of the parties hereto.

            9.4 Waivers. No waiver by a party hereto shall be effective unless made in a written instrument duly executed by the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

            9.5 Assignment; Successors and Assigns. The Holder may elect to have a nominee take title to any or all of the Registrable Shares, in which went the benefits of this Agreement shall run directly to such nominee. The Holder may assign its rights and obligations under this Agreement to the New York State Common Retirement Fund ("CRF") or to any entity wholly owned, directly or indirectly, by CRF and to which all of the Registrable Shares have been transferred. This Agreement shall be binding upon and inure to the benefit of the Company and its successors by merger. Except as provided in this Section, no party hereto shall assign its rights and/or obligations under this Agreement, in whole or in part, whether by operation of law or otherwise.

            9.6 Burden and Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, personal and legal representatives, successors and, subject to
Section 8.5 above, assigns.

            9.7 Notices. Any notice, consent or approval required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given (i) upon hand delivery to the recipient; (ii) by facsimile transmission, upon receipt by the sender of confirmation of such transmission,
(iii) one (1) business day after being deposited with Federal Express or another reliable overnight courier service for next day delivery; or (iv) if deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required, on the date of receipt or refusal to accept delivery; and addressed or telecopied as follows:

            If to Company:

                                   PS Business Parks, Inc.
                                   701 Western Avenue, Suite 200
                                   Glendale, California 91201
                                   Attn: Mr. Ronald L. Havner, Jr.
                                   Fax No.: (818) 244-9267
                                   Telephone No.: (818) 244-8080

                                   And a copy to:

                                   Hale and Dorr LLP
                                   1455 Pennsylvania Avenue, N.W.
                                   Washington, D.C. 20004
                                   Attn: Steven S. Snider, Esq.
                                   Fax No.: (202) 942-8484
                                   Telephone No.: (202) 942-8400

            If to Holder:

                                   Office of the State Comptroller
                                   633 Third Avenue, 31st Floor
                                   New York, New York 10017-6754
                                   Attn: Chief Real Estate Investment
                                   Officer - Equity Program
                                   Fax No.: (212) 681-4485
                                   Telephone No.: (212) 681-4489

                                   And a copy to:

                                   Office of the State Comptroller
                                   633 Third Avenue, 31st Floor
                                   New York, New York 10017-6754
                                   Attn: Marjorie Tsang, Esq.
                                   Fax No.: (212) 681-4485
                                   Telephone No.: (212) 681-4471

                                   And a copy to:

                                   Cox, Castle & Nicholson LLP
                                   2049 Century Park East, Suite 2800
                                   Los Angeles, California 90067
                                   Attn: Amy H. Wells, Esq.
                                   Fax No.: (310) 277-7889
                                   Telephone No.: (310) 284-2233

                                   And a copy to:

                                   Heitman Capital Management Corporation
                                   180 North LaSalle Street
                                   Suite 3400
                                   Chicago, Illinois 60601-2886
                                   Attn: David B. Perisho
                                   Fax No.: (312) 541-6798
                                   Telephone No.: (312) 541-6748

or such other address or telephone number as any party may from time to time specify in writing to the others; provided, however, that the foregoing addresses and numbers shall remain in effect unless and until notice of and change is deemed to have been given in the manner required by this Section.

            9.8 Specific Performance. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (a) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement; and (b) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement. Each party waives the requirement of the posting of any bond or security in connection with any proceedings or any injunction issued in connection with this Section.

            9.9 Governing Law. Notwithstanding that California law, with respect to choice of law, or the Constitution, laws or treaties of the United States of America, may dictate that this Agreement should be governed by or construed in accordance with the laws of another jurisdiction, this Agreement, and all documents and instruments executed and delivered in connection herewith shall be governed by and construed in accordance with the laws of the State of California.

            9.10 Enforcement. If any party hereto institutes any action or proceeding to interpret or enforce any provision of this Agreement or for an alleged breach of any provision of this Agreement, the prevailing party shall be entitled to recover its actual attorneys' fees and all fees, costs and expenses incurred in connection with such action or proceeding. Such attorneys' fees, fees, costs and expenses shall include post judgment attorneys' fees, fees, costs and expenses incurred on appeal or in collection of any judgment. This provision is separate and several and shall survive the merger of this provision into any judgment on this Agreement. No person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder.

            9.11 Jurisdiction and Venue. Any action initiated by any party under this Agreement shall be brought and prosecuted in the United States District Court for the Central District of California which the parties acknowledge and agree is a convenient forum in which to litigate such action, and the parties waive any right to commence or transfer such action in or to any other court. Should said District Court find that it has no jurisdiction over such action, then such action shall be brought and prosecuted in the Superior Court of the County of Los Angeles, State of California. Each party hereto expressly consents and submits to personal jurisdiction in the federal or state courts, as the case may be, in the State of California, County of Los Angeles and to permanent and exclusive venue in Los Angeles County, State of California. In addition, in any action under this Agreement, each party hereto expressly consents to service of process by any manner set forth in this Agreement for the giving of notice.

            9.12 Headings. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

            9.13 Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may. require.

            9.14 Execution in Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties.

            9.15 Severability. If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

            9.16 Exhibits. All exhibits attached hereto are incorporated herein as though fully set forth herein.

            9.17 Time of the Essence. Time is of the essence in the performance of this Agreement.

            9.18 Execution of Documents by Holder. Holder has informed Company, and Company understands and agrees, that for administrative reasons Holder requires up to five (5) business days to execute any document and an additional one (1) business day to deliver such document. Therefore, all documents to be executed by Holder shall be agreed to and prepared in final execution form and received by Holder for execution not less than six (6) business days prior to the scheduled delivery date.

            9.19 Further Assurances. Each party agrees to cooperate fully with the other parties and to prepare, execute, and deliver such further instruments of conveyance, contribution, assignment, or transfer and shall take or cause to be taken such other or further action as either party shall reasonably request at any time or from time to time in order to consummate the terms and provisions and to carry into effect the intents and purposes of this Agreement.

            9.20 Legal Representation and Construction. Each party hereto has been represented by legal counsel in connection with the negotiation and drafting of this Agreement. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement, and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first hereinabove set forth.

                                        COMPANY:

                                        PS BUSINESS PARKS, INC., a
                                        California corporation


                                        By: /s/ RONALD L. HAVNER, JR.
                                            --------------------------------
                                            Ronald L. Havner, Jr.
                                            President, CEO
                                            (Print Name and Title)

                                        HOLDER:

                                        ACQUIPORT TWO CORPORATION, a
                                        Delaware corporation


                                        By: /S/ HOWARD J. EDELMAN
                                            --------------------------------

                                            Vice President
                                            (Print Name and Title)


         [Exhibit A to this Agreement has been omitted and will be furnished to the Securities and Exchange Commission upon request]